Treasury Stock	12 Months Ended
Dec. 31, 2013
Treasury stock [Abstract]
Treasury stock

17. Treasury Stock

On July 30, 2012, the Company’s Board of Directors approved a share repurchase program. Under the terms of the approved program (“Share Repurchase Program”), the Company may repurchase and cancel up to US$20.0 million worth of its outstanding ADSs from time to time for a period not to exceed twelve months.

During the years ended December 31, 2012 and 2013, the Company had repurchased 2,273,695 and 2,524,574 ADSs, respectively, on the open market for considerations of US$8.3 million (RMB52.5 million) and US$11.7 million (RMB72.6 million), respectively. As of December 31, 2013, the Company has repurchased a total of 4,798,269 ADSs for a total consideration of US$20.0 million (RMB125.1 million).

As of December 31, 2013, all treasury stocks repurchased had been cancelled for an aggregate consideration of US$20.2 million (RMB126.6 million) including cancellation fees of US$0.2 million (RMB1.5 million).